UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

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NetApp

(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Your Vote Counts! NETAPP, INC. 2021 Annual Meeting Vote by September 9, 2021 11:59 PM ET
COMPUTERSHARE C/O NETAPP, INC. 2 NORTH LASALLE STREET, 3RD FLOOR CHICAGO, IL 60602

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You invested in NETAPP, INC. and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on September 10, 2021.

Get informed before you vote
View the Notice and Proxy Statement and Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to August 27, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* September 10, 2021 3:30 p.m. PDT
Virtually at: www.virtualshareholdermeeting.com/NTAP2021

*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the
upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors
Nominees:
1a.	T. Michael Nevens	For
1b.	Deepak Ahuja	For
1c.	Gerald Held	For
1d.	Kathryn M. Hill	For
1e.	Deborah L. Kerr	For
1f.	George Kurian	For
1g.	Carrie Palin	For
1h.	Scott F. Schenkel	For
1i.	George T. Shaheen	For
2.	To hold an advisory vote to approve Named Executive Officer compensation.	For
3.	To ratify the appointment of Deloitte & Touche LLP as NetApp’s independent registered public accounting firm for the fiscal year ending April 29, 2022.	For
4.	To approve the NetApp, Inc. 2021 Equity Incentive Plan.	For
5.	To approve an amendment to NetApp’s Employee Stock Purchase Plan to increase the share reserve by an additional 3,000,000 shares of common stock.	For
6.	To approve a management Proposal for Stockholder Action by Written Consent.	For
7.	To approve a stockholder Proposal for Stockholder Action by Written Consent.	Against

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